EXHIBIT 3.1


NUMBER                       CIRCLE GROUP INTERNET INC.                  SHARES
------                                                                   ------

                                  COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

PAR VALUE $.00005                            See Reverse For Certain Definitions
                                                               CUSIP 172570 10 3

This certifies that

--------------------------------------------------------------------------------

Is the owner of
                 ___________________

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           CIRCLE GROUP INTERNET INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Illinois, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

DATED
      ----------------------


-----------------------------------         ------------------------------------
CHIEF EXECUTIVE OFFICER                                                SECRETARY

                              CIRCLE GROUP INTERNET

                                    CORPORATE
                                      SEAL

                                    ILLINOIS

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                            UNIF GIFT MIN ACT - ______ Custodian _____
TEN ENT  - as tenants by the entireties                                        (Cust)          (Minor)
JT TEN   - as joint tenants with right of                                       under Uniform Gifts to Minors
           survivorship and not as tenants                                      Act _____________________
           in common                                                                    (State)

                                                           UNIF TRF MIN ACT - ___Custodian (until age __)
                                                                               (Cust)
                                                                               ______ under Uniform Transfers
                                                                              (Minor)
                                                                      to Minors Act__________________________
                                                                                             (State)

     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


______________________________________

_______________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney


_______________________________________________________________________________
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED__________________


                                    X__________________________________________


                                    X__________________________________________
                            Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By________________________________________
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN
 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
 STOCKBROKERS, SAVIGNS AND LOAN ASSOCIATIONS
 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
 APPROVED SIGNATURE GUARANTEE MEDALLION
 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.